Right of Use Assets and Obligation for Lease Contracts (Details) - Schedule of Expenses Associated with Assets for the Right of Use Leased Assets and Lease Liability - CLP ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of quantitative information about right-of-use assets [abstract]
Depreciation	$ (25,915)	$ (27,812)
Interests	(10,041)	(7,617)
Short term lease	(16,203)	(18,558)
Other expenses for obligations under lease contracts	(55)	(31)
Total	$ (52,214)	$ (54,018)